EXHIBIT 10.2


                                  EXHIBIT 10.2

                        FORM OF STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of March/April __, 1998 between Big Entertainment, Inc., a Florida corporation (the "Company"), and (the "Purchaser").

                                R E C I T A L S:

         A. The Company desires to sell shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to the Purchaser pursuant to this Agreement and to use the proceeds of such sale for general corporate purposes.

         B. The Purchaser desires to purchase shares of Common Stock pursuant to this Agreement on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

         1. PURCHASE OF COMMON STOCK. The Company hereby sells, conveys and transfers to the Purchaser and the Purchaser hereby purchases from the Company ________ shares of Common Stock (the "Shares"), at a price of $_______ per share (the "Purchase Price"), which Purchase Price equals the average of the closing prices of the Common Stock for the 10 trading days immediately preceding the date of this Agreement. The aggregate Purchase Price for the Shares of Common Stock purchased hereunder shall be $ .

         2. DELIVERIES BY THE PARTIES. On the date hereof:

                  (a) The Company is delivering to the Purchaser (i) certificate(s) evidencing the Shares; (ii) a certified copy of resolutions of the Board of Directors authorizing the execution and delivery of this Agreement and consummation of the transactions contemplated hereby; and (iii) the legal opinion of Broad and Cassel, counsel to the Company, in form and substance reasonably satisfactory to the Purchaser.

                  (b) The Purchaser is delivering to the Company payment, by wire transfer, of the Purchase Price for the Shares.

                  [(c) In connection with the purchase of the Shares, the Company is issuing to the Purchaser five-year warrants (the "Warrants") to purchase shares of the Company's

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Common Stock at an exercise price per share equal to the Purchase Price. The
Warrants are in the form attached hereto as Exhibit A.]

         3. USE OF PROCEEDS. The Company currently intends that net proceeds of the purchase of the Shares will be used for general corporate purposes.

         4. REPRESENTATIONS OF THE PURCHASER. The Purchaser represents and warrants as follows:

                  (a) RECEIPT OF CORPORATE INFORMATION. All requested publicly available documents, records and books pertaining to the Company and the offer and sale hereby of the Shares, [the Warrants and the shares of Common Stock underlying the Warrants] (the ["Warrant Shares" and, together with the Shares and the Warrants, the] "Securities"), including, without limitation, the Company's Annual Report on Form 10-KSB for the Year Ended December 31, 1996 (the "Form 10-KSB"); Quarterly Report on Form 10-QSB for the Quarter Ended September 30, 1997, as amended (the "Form 10-QSB"); and the Registration Statement on Form S-3, File No. 333-38219 (the "Registration Statement"; the Form 10-KSB, Form 10-QSB and Registration Statement are collectively referred to herein as the "SEC Documents"), have been delivered to the Purchaser and/or its advisors, and all of the Purchaser's questions and requests for information have been answered to the Purchaser's satisfaction.

                  (b) RISKS. The Purchaser acknowledges and understands that the purchase of the Securities involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) the Purchaser may not be able to liquidate the investment in the event of an emergency; (ii) transferability is extremely limited; and
(iii) in the event of a disposition, the Purchaser could sustain a complete loss of its entire investment. The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company; has evaluated such merits and risks, including risks particular to the Purchaser's situation; and the Purchaser has determined that this investment is suitable for the Purchaser. The Purchaser has adequate financial resources and can bear a complete loss of the Purchaser's investment.

                  (c) ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

                  (d) INVESTMENT INTENT. The Purchaser hereby represents that the Securities being purchased hereunder are being acquired for the Purchaser's own account with no intention of distributing such Securities to others. The Purchaser has no contract, undertaking, agreement or arrangement with any person to sell, transfer or otherwise distribute to any person or to have any person sell, transfer or otherwise distribute for the Purchaser the Securities being purchased hereunder or any interest therein. The Purchaser currently is not engaged, nor does the Purchaser plan to engage within the currently foreseeable future, in any discussion with any person regarding such a sale, transfer or other distribution of the Securities being purchased hereunder or any interest therein.


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

                  (e) COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS. The Purchaser understands that the Securities being offered and sold hereunder have not been registered under the Securities Act. The Purchaser understands that the Securities being offered and sold hereunder must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available. Moreover, the Purchaser understands that its right to transfer the Securities being purchased hereunder will be subject to certain restrictions, which include restrictions against transfer under the Securities Act and applicable state securities laws. In addition to such restrictions, the Purchaser realizes that it may not be able to sell or dispose of the Securities being purchased hereunder as there may be no public or other market for them. The Purchaser understands that certificates evidencing the Securities being purchased hereunder shall bear a legend substantially as follows:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933 or any applicable state law. They may not be offered for sale, sold, transferred or pledged without (1) registration under the Securities Act of 1933 and any applicable state law, or (2) an opinion (reasonably satisfactory to the Company) of counsel that registration is not required.

                  (f) AUTHORITY; ENFORCEABILITY. The Purchaser has the full right, power, and authority to execute and deliver this Agreement and perform its covenants and agreements hereunder. The execution and delivery of this Agreement by the Purchaser, the performance by the Purchaser of its covenants and agreements hereunder and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary partnership action. This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally or by the principles governing the availability of specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in equity or at law), including requirements of reasonableness and good faith in the exercise of rights and remedies thereunder; (ii) applicable laws and court decisions which may limit or render unenforceable certain terms and provisions contained therein, but which in our opinion do not substantially interfere with the practical realization of the benefits thereof, except for the economic consequences of any procedural delay which may be imposed by, relate to or result from such laws and court decisions; and (iii) the limitations on the enforceability of the securities indemnification provisions set forth herein by reason of matters of public policy.

                  (g) NONCONTRAVENTION. This Agreement constitutes a valid and legally binding obligation of the Purchaser and neither the execution of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation of any governmental authority applicable to the Purchaser or any contract, commitment, agreement or restriction of any kind to which the Purchaser is a party or by which its assets are bound. The execution and delivery


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

of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable law, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to the Purchaser.

                  (h) APPROVALS. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by the Purchaser or the consummation of the transactions described herein.

         5. REPRESENTATIONS OF THE COMPANY. The Company acknowledges, represents and agrees as follows:

                  (a) CORPORATE ORGANIZATION. The Company is duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power, authority and legal right to own its properties and to conduct the businesses in which it is now engaged. The Company is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction where the ownership or lease of its assets or the operation of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations, property or financial or other condition of the Company (a "Material Adverse Effect").

                  (b) AUTHORITY. The Company has full corporate power and authority to execute and deliver this Agreement [and the Warrants] and to perform all of its covenants and agreements thereunder. The execution and delivery by the Company of this Agreement [and the Warrants], the performance by the Company of its covenants and agreements thereunder and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action.

                  (c) ENFORCEABILITY. This Agreement [and the Warrants] have been duly executed and delivered and constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally or by the principles governing the availability of specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in equity or at law), including requirements of reasonableness and good faith in the exercise of rights and remedies thereunder; (ii) applicable laws and court decisions which may limit or render unenforceable certain terms and provisions contained therein, but which do not substantially interfere with the practical realization of the benefits thereof, except for the economic consequences of any procedural delay which may be imposed by, relate to or result from such laws and court decisions; and (iii) the limitations on the enforceability of the securities indemnification provisions set forth herein by reason of matters of public policy.

                  (d) NONCONTRAVENTION. Neither the execution and delivery of this Agreement [and the Warrants] by the Company, nor the consummation of the transactions contemplated


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

thereby, nor the performance by the Company of its covenants and agreements thereunder (i) violate any provision of the Articles of Incorporation or By-Laws of the Company; (ii) violate any existing law, statute, ordinance, regulation, or any order, judgment or decree of any court or governmental agency to which the Company is a party or by which the Company or any of its assets is bound; or
(iii) conflict with or will result in any breach of any of the terms of or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any indenture, mortgage, real property lease, securities purchase agreement, credit or loan agreement or other material agreement to which the Company is a party or by which the Company or any of its assets is bound, to the extent such violation thereof, conflict therewith, breach thereof, default thereunder or termination thereof would have a Material Adverse Effect.

                  (e) THE SHARES. The Shares being offered and sold pursuant to this Agreement have been duly and validly authorized and, when issued for the consideration herein provided, will be duly and validly issued, fully paid and nonassessable.

                  [(f) THE WARRANT SHARES. The Warrant Shares have been duly authorized and reserved for issuance and, when issued upon exercise of the Warrants in accordance with the terms thereof, will be duly and validly issued, fully paid and nonassessable.]

                  (g) APPROVALS. Except as may be required under federal and state securities laws (which have been or, in the case of compliance required on a post-sale basis, will be complied with), the execution, delivery and performance of this Agreement by the Company does not require (i) the consent, waiver, approval, license or authorization of or any filing with any person or any governmental authority; or (ii) the approval or authorization of the shareholders of the Company. The issuance of the Shares[, Warrants and Warrant Shares] pursuant to this Agreement is not subject to the registration or prospectus delivery requirements of Section 5 of the Securities Act.

                  (h) LEGAL PROCEEDINGS. There are no (i) actions, suits, claims, investigations or legal or administrative or arbitration proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company, whether at law or in equity, or before or by any governmental authority; or (ii) judgments, decrees, injunctions or orders of any governmental authority or arbitrator against the Company, which, in either case, could have a Material Adverse Effect.

                  (i) SEC FILINGS, ETC. The Company has heretofore delivered to each Purchaser correct and complete copies of the SEC Documents. The SEC Documents were true and correct in all material respects at the time filed with respect to the periods covered thereby; and such reports, as amended, supplemented, or updated by subsequent filings, are true and correct as of the date so amended, supplemented or updated in all material respects, do not contain any misstatement of a material fact and do not omit to state a material fact or any fact required to be stated therein or necessary to make the statements contained therein not materially misleading with respect to the periods covered thereby; and all amendments or supplements thereto required to be filed under the federal securities laws have been so filed. The consolidated financial statements of the Company included in the SEC Documents complied,


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

when filed, with the then-applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may have been indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB promulgated by the SEC) and fairly presented (subject in the case of the unaudited statements, to normal audit adjustments) the financial position of the Company at the dates thereof and the consolidated results of the operations and statement of changes in financial position for the periods then ended. The Company has filed all documents and agreements that were required to be filed as exhibits to the SEC Documents and all such documents and agreements when filed were correct and complete in all material respects.

                  (j) CAPITALIZATION. As of the date of this Agreement, the authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, par value $0.01, of which shares were issued and outstanding, and 1,000,000 shares of Preferred Stock, par value $0.01, of which 360,446 shares were issued and outstanding. As of the date of this Agreement, the Company had outstanding an aggregate of options and warrants exercisable for shares of the Company's Common Stock. All of the outstanding shares of Common Stock and Preferred Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

                  (k) ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed in the financial statements (the "Financial Statements") included in the SEC Documents, or as incurred in the ordinary course of business subsequent to September 30, 1997, as of the date hereof (i) the Company has no material liability of any nature (matured or unmatured, fixed or contingent) that was not provided for or disclosed in the Financial Statements, and (ii) to the best knowledge of the Company, all liability reserves established by the Company and set forth in the Financial Statements were adequate in all material respects for the purposes indicated therein.

                  (l) NO CHANGE. Except as disclosed in or contemplated by the SEC Documents, since September 30, 1997 there has not been (i) any material change in the condition (financial or otherwise), operations, results of operations, assets, liabilities, business or prospects of the Company taken as a whole; (ii) any material liability or obligation (contingent or otherwise) incurred by the Company, other than current liabilities (or obligations) or capital leases incurred in the ordinary of business; (iii) any asset or property of the Company made subject to a lien of any kind, except (A) liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings provided adequate reserves with respect thereto are maintained on the Company's books in accordance with generally accepted accounting principles;
(B) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings; (C) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (D) deposits to secure the performance of contracts, bids, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature; (E) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business; and (F) liens which, in the aggregate,


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are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the Company's business; (iv) any waiver of any material valuable right of the Company, or the cancellation of any material debt or claim held by the Company;
(v) any payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, any shares of the Common Stock of the Company, or any agreement or commitment therefor; (vi) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Company, except, with respect to tangible assets, in the ordinary course of business; (vii) any loan by the Company to any officer, director, employee or shareholder of the Company, or any agreement or commitment therefor; (viii) any material damage, destruction or loss (whether or not covered by insurance) which does or may adversely affect the condition (financial or otherwise), operations, results of assets, property, business or prospects of the Company; or (ix) any change in the accounting methods or practices followed by the Company.

                  (m) TAXES. The Company has accurately prepared and timely filed or has had accurately prepared and timely filed on its behalf all tax returns which, to the knowledge of the Company, are required to be filed by it, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles have been provided on the books of the Company); and except as set forth on a Schedule hereto, no tax liens have been filed and, to the knowledge of the Company, no claims are being asserted with respect to any such taxes, fees or other charges.

                  (n) RELATED PARTY TRANSACTIONS. Except to the extent described in the SEC Documents, no current principal shareholder or current or former director, officer or employee of the Company nor any "affiliate" (as defined in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of any such person, is currently, or since September 30, 1997 has been, directly or indirectly through his affiliation with any other person or entity, a party to any transaction (other than as an employee, consultant or shareholder) with the Company providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments from or to any such person.

                  (o) DISCLOSURE. The representations or warranties made by the Company in this Agreement or, except to the extent modified or amended by subsequent written disclosure to the Purchaser through the date hereof, in any other document or certificate furnished in connection herewith did not contain at the time made or, if set forth herein, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they are made, not misleading in any material respect. There is no fact known to the Company that materially adversely affects or, other than general economic conditions in the industry in which the Company operates, that the Company reasonably believes will in the future materially adversely


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affect the business, operations, affairs or condition, financial or otherwise, of the Company, which has not been set forth in this Agreement or in the SEC Documents.

         6. REGISTRATION RIGHTS.

                  (a) FILING OF REGISTRATION STATEMENT. The Company shall use its best efforts to file with the SEC a registration statement on Form S-3 or other applicable form (the "Registration Statement") and to cause the Registration Statement to be declared effective within 90 days of the date of this Agreement. The Registration Statement shall cover the resale of the Shares [and the Warrant Shares.]

                  (b) OBLIGATIONS OF THE COMPANY. In connection with the filing of the Registration Statement, the Company shall

                           (i) Prepare and file with the SEC such amendments
(including post- effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement and take such other reasonable action as may be necessary to keep the Registration Statement effective until the earlier of the (A) public sale of the Shares [and Warrant Shares] or (B) the Shares [and Warrant Shares] becoming capable of full and complete public sale without registration under the Securities Act and to comply with the provisions of the Securities Act and the Exchange Act, and the rules and regulations thereunder, with respect to the disposition of the Shares [and Warrant Shares];

                          (ii) Notify the Purchaser, after becoming aware
thereof, (A) when the Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective or (B) of any request by the SEC for amendment of or supplement to the Registration Statement or related prospectus or for additional information;

                         (iii) Furnish promptly to the Purchaser such reasonable
number of copies of a prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Purchaser may reasonably request in order to facilitate their disposition of any Shares [or Warrant Shares];

                          (iv) Use its best efforts to register and qualify the
Shares [and Warrant Shares] under the securities or Blue Sky laws of such states as shall be reasonably requested by the Purchaser, and prepare and file in those states such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times during the period the Company is required to maintain the Registration Statement effective, and to take all other actions necessary or advisable to enable the disposition of the Shares [and Warrant Shares] in such states, provided that the Company shall not be required in connection therewith or as a condition thereto to subject itself to taxation, to qualify to do business or to file a general consent to service of process in any such states; and


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

                           (v) Notify the Purchaser, at any time when a
prospectus relating to the Shares [and Warrant Shares] is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission, and provide the Purchaser with an amended or supplemented prospectus with respect to the Shares [and Warrant Shares] that corrects such untrue statement or omission.

                  (c) PURCHASER'S OBLIGATIONS. It shall be a condition precedent to the obligations of the Company to the Purchaser to take any action pursuant to this Section that the Purchaser shall furnish to the Company such information regarding the Purchaser, the Shares [and Warrant Shares], and other shares of the Company's Common Stock held by the Purchaser and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Shares [and Warrant Shares] and shall execute such documents in connection with such registration as the Company may reasonably request.

                  (d) EXPENSES OF REGISTRATION. All expenses incurred by the Company in complying with this section, including, without limitation, registration and filing fees, fees and expenses of complying with state securities and Blue Sky laws, printing expenses, and fees and disbursements of the Company's counsel and accountants, shall be paid by the Company. In addition, the Company shall pay the reasonable fees and expenses of one firm serving as counsel to the Purchaser. All selling commissions applicable to the disposition of the Shares [and Warrant Shares] shall not be borne by the Company but shall be borne by the Purchaser.

                  (e)      INDEMNIFICATION.

                           (i) The Company will indemnify and hold harmless the
Purchaser, the directors, officers, employees, agents and partners of the Purchaser and the Purchaser's affiliates, if any, and each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act (each, a "Purchaser Indemnified Party" and collectively, the "Purchaser Indemnified Parties"), against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein information required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities or Blue Sky law; and the Company will reimburse each Purchaser Indemnified Party, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by any of


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them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability, action or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, expense, liability, action or proceeding to the extend that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser (in its capacity as such) expressly for use in the Registration Statement by the Purchaser.

                          (ii) The Purchaser will indemnify and hold harmless
the Company, each of its directors, each of its officers who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively, the "Company Indemnified Parties") against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto and (B) the omission or alleged omission to state therein information required to be stated therein, or necessary to make the statements therein not misleading, in each case to the extent (and only to the extent) that such losses, claims, damages, expenses or liabilities are caused by statements made in the Registration Statement in reliance upon and in strict conformity with written information furnished by or on behalf of the Purchaser (in its capacity as such) expressly for use therein; and the Purchaser will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in this section shall not apply to amounts paid in settlement or any such loss, claim, damage, expense, liability, action or proceeding if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld.

                         (iii) Promptly after receipt by an indemnified party
under this Section of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying and indemnified parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this section only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this section. The indemnification required by this section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred.

                          (iv) To the extent any indemnification by an
indemnifying party is prohibited or limited by law, or is otherwise unavailable to or insufficient to hold harmless an indemnified party, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this section, provided that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Purchaser the benefits of Rule 144 ("Rule 144") under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

                           (i) make and keep public information available, as
those terms are understood and defined in Rule 144;

                          (ii) file with the SEC in a timely manner all reports
and other documents required of the Company under the Exchange Act; and

                         (iii) furnish to the Purchaser, so long as such
Purchaser owns any Common Stock, forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144;
(B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (C) such other publicly available information as may be reasonably requested in availing the Purchaser of any rule or regulation of the SEC that permits the selling of any such securities without registration.

                  (g) ASSIGNMENT OF REGISTRATION RIGHTS. Rights under this Agreement may be assigned by the Purchaser to transferees or assignees of the Purchaser's Common Stock; provided, however, that the Company is, within a reasonable time after such transfer or assignment, furnished with notice of the name and address of such transferee or assignee and the Common Stock with respect to which such registration rights are being assigned; provided, further, that such assignment effectively only if, immediately following such transfer or assignment, the further disposition of the Common Stock by the transferee or assignee is restricted under the Securities Act. The term "Purchaser" used in this Agreement includes permitted assignees of rights under this Agreement in accordance with this Section.

         7. NOTICES. All notices, reports and other communications to the Purchaser or the Company hereunder shall be in writing, shall refer specifically to this Agreement and shall be hand delivered or sent by facsimile transmission or by registered mail or certified mail, return receipt requested, postage prepaid, in each case to the respective persons and addresses specified below (or to such other persons or addresses as may be specified in writing to the other party):

          If to the Purchaser, to:





          With a copy to:





          If to the Company, to:                  Big Entertainment, Inc.
                                                  2255 Glades Road
                                                  Suite 237W
                                                  Boca Raton, Florida 33431
                                                  Attn:  Mr. Mitchell Rubenstein
                                                    Chief Executive Officer
                                                  Fax No.:  (561) 998-2974

          With a copy to:                         Broad and Cassel
                                                  Miami Center, Suite 3000
                                                  201 South Biscayne Boulevard
                                                  Miami, Florida 33131
                                                  Attn:  Dale S. Bergman, P.A.
                                                  Fax No.:  (305) 373-9493

                  Any notice or communication given in conformity with this Section shall be deemed to be effective when received by the addressee if delivered by hand or overnight courier or by facsimile (with confirmed receipt), and three days after mailing, if mailed.

         8. NO IMPLIED WAIVERS; RIGHTS CUMULATIVE. No failure on the part of the Purchaser or the Company to exercise and no delay in exercising any right, power, remedy or privilege under this Agreement or provided by statute or at law or in equity or otherwise, including, without limitation, the right or power to terminate this Agreement, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

         9. AMENDMENTS. No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing specifically identifying this Agreement and the provision(s) intended to be amended, modified, waived, terminated or discharged and signed by the Purchaser and the Company, and each amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by the Purchaser and the Company.

         10. INDEMNIFICATION BY THE COMPANY. The Company hereby agrees to indemnify and hold the Purchaser Indemnified Parties harmless from, and to reimburse each of the Purchaser Indemnified Parties for, on an after-tax basis, any loss, damage, deficiency, claim, liability, obligation, suit, action, fee, cost or expense of any nature whatsoever (including, but not limited to, reasonable attorney's fees and costs) arising out of, based upon or resulting from (a) any inaccuracy in or any breach of any representation or warranty of the Company contained in this Agreement, certificate or other written instrument or document delivered by the Company pursuant hereto or (b) any breach of any of the covenants, agreements or undertakings of the Company contained in or made pursuant to this Agreement.

         11. INDEMNIFICATION BY THE PURCHASER. The Purchaser hereby agrees to indemnify and hold the Company and its subsidiaries, affiliates, directors, officers, employees and agents (collectively, the "Company Indemnitees") harmless from, and to reimburse each of the Company Indemnitees for, on an after-tax basis, any loss, damage, deficiency, claim, liability, obligation, suit, action, fee, cost or expense of any nature whatsoever (including, but not limited to, reasonable attorney's fees and costs) arising out of, based upon or resulting from (i) any inaccuracy in or any breach of any representation or warranty of the Purchaser contained in this Agreement, certificate or other written instrument or document delivered by the Purchaser pursuant hereto or
(ii) any breach of any of the covenants, agreements or undertakings of the Purchaser contained in or made pursuant to this Agreement.

         12. INTEGRATION. This Agreement, including any Schedules hereto, represents the entire understanding and agreement of the parties with respect to the subject matter hereof. No other representations, statements or warranties have been made, other than what is written herein.

         13. COSTS OF PARTIES; ATTORNEYS' FEES. Each party shall bear its own costs in connection with this Agreement and the transactions contemplated hereby, provided that the Company agrees to reimburse the Purchaser for its reasonable attorneys' fees related thereto. Except as otherwise set forth herein, all costs and expenses, including reasonable attorneys' fees, incurred in the enforcement of this Agreement, shall be paid to the prevailing party by the non-prevailing party, upon demand.

         14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which may be considered one and the same agreement and each of which shall be deemed an original.

         15. GOVERNING LAW. This Agreement shall be enforced, governed and construed in all respects in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of .

         16. NO BROKERS. Each party represents to the other that it has not employed or dealt with any broker, agent or finder in respect of the transactions provided for herein. Each party hereto agrees to indemnify and hold harmless the other party hereto from and against all fees, expenses, commissions and costs due and owing any broker, agent or finder, on account of or in any way resulting from any contract or understanding existing between the indemnifying party and such broker, agent or finder.

         IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers, have executed this Agreement as of the date first written above.

                                           COMPANY:

                                           BIG ENTERTAINMENT, INC.

                                           By:__________________________________
                                                Name:  Mitchell Rubenstein
                                                Title: Chief Executive Officer

                                           PURCHASER:

                                           By:__________________________________
                                                Name:
                                                Title: